Exhibit 10.140

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

RETIREMENT PLAN

ACCOUNT WITH BANK OF OKLAHOMA

EMPLOYEE ENROLLMENT FORM – 2007 RETIREMENT CONTRIBUTION

DTAG Deferred Comp Plan 000601

PARTICIPANT INFORMATION:

Participant Name (print or type): Yves Boyer

ELECTION OF RETIREMENT PLAN PARTICIPATION

1.

☒   I elect to participate in the Retirement Plan. I understand the Retirement Contribution is payable at the discretion of the HR & Compensation Committee. My election to participate is irrevocable for the calendar year for which my election first became effective. Currently, tax law requires that any amount deferred into a Deferred Compensation account is subject to Social Security and Medicare taxes at the time of deferral but is not subject to these taxes at the time of withdrawal.

2.	☒ I elect distribution to be made ( upon) / X upon the earlier of)/ ( upon the later of) :

X	(a) Separation of service

(i)	to be paid in the form of X lump sum or annual installments over years (not to exceed 10)

X	(b) In calendar year 2008

(i)	to be paid in the form of X lump sum or annual installments over years (not to exceed 10)

Note: For certain key employees, distribution of any benefit upon separation from service may not be made prior to six months after separation from service.

3.

☒   Upon a “Change of Control” with respect to the Employer, I hereby elect to have the balance distributed to me or my designated beneficiary(ies) in lump sum form, subject to and in accordance with the terms of the Plan.

Please consult with your tax advisor regarding the tax consequences of this Plan to you. Neither the sponsor of this Plan, nor any of the sponsor’s affiliates provide any assurances of the tax results of this Plan in the Participant’s particular situation or assume any responsibility in this regard.

AUTHORIZATION:

Participant Signature: /s/ Yves Boyer                                                         Date: December 29, 2006

Accepted and agreed to by Employer’s Authorized Representative.

By: /s/ Brian K. Franklin                                                                             Date: December 29, 2006